UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2025

Columbus Circle Capital Corp I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42653	99-3947168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle, 24th Floor
New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 792-5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	CCCMU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CCCM	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	CCCMW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously disclosed, on June 23, 2025, Columbus Circle Capital Corp I, a Cayman Island exempted company (“CCCM”), entered into a Business Combination Agreement (as amended by Amendment No. 1 to the Business Combination Agreement dated as of July 28, 2025 and as may be amended, supplemented or otherwise modified from time to time, the “BCA”) with ProCap Financial, Inc., a Delaware corporation (“Pubco”), Crius SPAC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Pubco (“SPAC Merger Sub”), Crius Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Pubco (“Company Merger Sub”), ProCap BTC, LLC, a Delaware limited liability company (“ProCap”), and Inflection Points Inc d/b/a Professional Capital Management, a Delaware corporation (the “Seller”), pursuant to which, as of the consummation of the transactions contemplated by the BCA (the “Closing”), ProCap and CCCM will become wholly-owned subsidiaries of Pubco and Pubco will become a publicly traded company. The transactions contemplated by the BCA are hereinafter referred to collectively as the “Business Combination.”

Item 1.01 Entry Into a Material Definitive Agreement.

Sponsor Letter Agreement

Effective December 3, 2025, Pubco and Columbus Circle I Sponsor Corp LLC, a Delaware limited liability company (the “Sponsor”) entered into an agreement (the “Sponsor Earnout Agreement”), providing that 8,333,333 shares of common stock, par value $0.0001 per share, of Pubco (“Pubco Common Stock”, and such shares subject to earnout, the “Earnout Founder Shares”), representing all of the shares of Pubco Common Stock issuable to the Sponsor or its transferees in exchange for their Class B ordinary shares of CCCM upon the Closing, shall be subject to transfer restrictions set forth in the Sponsor Earnout Agreement (the “Sponsor Transfer Restrictions”) and shall vest and be released from such restriction only if certain price targets are achieved during the 2-year period following the Closing (the “Earnout Period”)..

The Sponsor Earnout Agreement provides that the Earnout Founder Shares shall vest and shall no longer be subject to the Sponsor Transfer Restrictions as follows:

●

100% of the Earnout Founder Shares will vest and shall no longer be subject to the Sponsor Transfer Restrictions if the closing price of the Pubco Common Stock equals or exceeds $10.21 per share (as may be adjusted) for any 20 trading days within any consecutive 30-trading day period during the Earnout Period (the “Share Price Trigger Event”).

●	100% of the Earnout Founder Shares will vest and shall no longer be subject to the Sponsor Transfer Restrictions if the BTC VWAP (as defined below) equals or exceeds $140,000 during any five-day period during the Earnout Period (the “BTC Price Trigger Event”).

In the event that neither a Share Price Trigger Event nor a BTC Price Trigger Event has occurred on or prior to the second anniversary of the Closing Date, then, subject to the terms and conditions of the Sponsor Earnout Agreement, on such second anniversary, 100% of the Earnout Founder Shares will vest and will no longer be subject to the Sponsor Transfer Restrictions.

Notwithstanding the foregoing, in the event that during the Earnout Period, Pubco is subject to a change of control and the implied consideration per share of Pubco Common Stock pursuant to which Pubco or its stockholders have the right to receive in such change of control equals or exceeds $10.21 (or the equivalent fair market value thereof, as determined by the board of directors of Pubco following the Closing in good faith, in the event of any non-cash consideration), then, all of the Earnout Founder Shares that have not previously vested will vest and shall no longer be subject to the Sponsor Transfer Restrictions.

“BTC VWAP” means the dollar volume-weighted average price for Bitcoin (BTC) during any one hundred twenty (120)-hour period ending at the time of determination, as reported by Bloomberg through its “VAP” function for “XBTUSD BGN Curncy” (or such other comparable calculation methodology as the Disinterested Independent Directors (as defined in the Sponsor Earnout Agreement) may determine in good faith if such Bloomberg function is no longer available). If the BTC VWAP cannot be calculated for Bitcoin (BTC) on such date on any of the foregoing bases, the BTC VWAP of Bitcoin (BTC) on such date shall be the fair market value as determined by the Disinterested Independent Directors of Pubco acting in good faith. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

Seller Earnout Agreement

Effective December 3, 2025, Pubco and Seller entered into an agreement (the “Seller Earnout Agreement”), providing that 9,500,000 shares of Pubco Common Stock (such shares subject to earnout, the “Earnout Seller Shares”), representing all of the shares of Pubco Common Stock otherwise issuable to the Seller upon the Closing, shall be subject to the transfer restrictions set forth in the Seller Earnout Agreement (the “Seller Transfer Restrictions”) and shall vest and be released from such restriction only if certain price targets are achieved during the Earnout Period. The Seller Earnout Agreement provides that the Earnout Seller Shares shall vest and shall no longer be subject to the Seller Transfer Restrictions as follows:

●	100% of the Earnout Seller Shares will vest and shall no longer be subject to the Seller Transfer Restrictions upon a Share Price Trigger Event.

●	100% of the Earnout Seller Shares will vest and shall no longer be subject to the Seller Transfer Restrictions upon a BTC Price Trigger Event.

In the event that neither a Share Price Trigger Event nor a BTC Price Trigger Event has occurred on or prior to the second anniversary of the Closing Date, then, subject to the terms and conditions of the Seller Earnout Agreement, on such second anniversary, 100% of the Earnout Shares will vest and shall no longer be subject to the Seller Transfer Restrictions.

Notwithstanding the foregoing, in the event that during the Earnout Period, Pubco is subject to a change of control and the implied consideration per share of Pubco Common Stock pursuant to which Pubco or its stockholders have the right to receive in such change of control equals or exceeds $10.21 (or the equivalent fair market value thereof, as determined by the board of directors of Pubco following the Closing in good faith, in the event of any non-cash consideration), then, all of the Earnout Seller Shares that have not previously vested shall vest and shall no longer be subject to the Seller Transfer Restrictions.

The foregoing descriptions of agreements and the transactions and documents contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Sponsor Earnout Agreement and the Seller Earnout Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and the terms of which are incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Directors.

On December 3, 2025, Garrett Curran resigned as a member of the Board of Directors (the “Board”) of CCCM. Prior to his resignation, Mr. Curran served as chair of the Audit Committee and a member of the Compensation Committee of the Board. Mr. Curran’s decision to resign from the Board was not due to any dispute or disagreement with the Company, or due to any matter relating to the Company’s operations, policies or practices.

Item 7.01 Regulation FD Disclosure.

On December 4, 2025, the Company and Pubco issued a joint press release relating to the Sponsor Earnout Agreement and the Seller Earnout Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

Pubco and ProCap filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (as may be amended, the “Registration Statement”), which became effective on November 8, 2025, which included a preliminary proxy statement of CCCM and a prospectus (the “Proxy Statement/Prospectus”) in connection with the Business Combination. CCCM has also filed with the SEC a definitive proxy statement (the “Proxy Statement”) containing important information about the Extraordinary General Meeting of CCCM shareholders scheduled to occur on December 3, 2025 (the “Meeting”) and how CCCM shareholders as of the record date of October 15, 2025 (the “Record Date”) established for purposes of the Meeting can vote their shares. CCCM and/or Pubco will also file other documents regarding the Business Combination with the SEC. This Current Report on Form 8-K does not contain all of the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF CCCM AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PROXY STATEMENT, AND AMENDMENTS THERETO, AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH CCCM’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION ABOUT CCCM, PROCAP, PUBCO AND THE BUSINESS COMBINATION. CCCM has mailed definitive proxy statement/prospectus and a proxy card to each shareholder of CCCM as of the Record Date. Investors and security holders can also obtain copies of the Registration Statement and the Proxy Statement and all other documents filed or that will be filed with the SEC by CCCM and Pubco, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Columbus Circle Capital Corp I, 3 Columbus Circle, 24th Floor, New York, NY 10019; e-mail: IR@ColumbusCircleCap.com, or upon written request to ProCap Financial, Inc. at 600 Lexington Avenue, Floor 2, New York, NY 10022, respectively.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE BUSINESS COMBINATION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT ON FORM 8-K. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

The offer and sale of the convertible notes to be issued by Pubco and the preferred units of ProCap sold in connection with the Business Combination have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Participants in Solicitation

CCCM, ProCap, Pubco and their respective directors, executive officers, certain of their equity holders and other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from CCCM’s shareholders in connection with the Business Combination. A list of the names of such persons, and information regarding their interests in the Business Combination and their ownership of CCCM’s securities are, or will be, contained in CCCM’s filings with the SEC, including the final prospectus for CCCM’s initial public offering filed with the SEC on May 19, 2025 (the “IPO Prospectus”). Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of CCCM’s shareholders in connection with the Business Combination, including the names and interests of ProCap’s and Pubco’s respective directors or managers and executive officers, are set forth in the Proxy Statement. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This Current Report on Form 8-K and the information contained herein is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of CCCM, ProCap or Pubco, or any commodity or instrument or related derivative of CCM or Pubco, nor shall there be any sale of any such securities, commodities, instruments or related derivatives in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities, commodities, instruments or derivatives shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Business Combinations involving Pubco, ProCap, and CCCM, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding ProCap, Pubco, CCCM and the Business Combinations, statements regarding the anticipated benefits and timing of the completion of the Business Combinations, the assets that may be held by ProCap and Pubco and the value thereof, the price and volatility of bitcoin, bitcoin’s growing prominence as a digital asset and as the foundation of a new financial system, Pubco’s listing on any securities exchange, the macro and political conditions surrounding bitcoin, the planned business strategy including Pubco’s ability to develop a corporate architecture capable of supporting financial products built with and on bitcoin including native lending models, capital market instruments, and future innovations that will replace legacy financial tools with bitcoin-aligned alternatives, plans and use of proceeds, objectives of management for future operations of Pubco, the upside potential and opportunity for investors, Pubco’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, technological and market trends, future financial condition and performance and expected financial impacts of the Business Combinations, the satisfaction of closing conditions to the Business Combinations and the level of redemptions of CCCM’s public shareholders, and Pubco’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, but not limited to: the risk that the Business Combinations may not be completed in a timely manner or at all, which may adversely affect the price of CCCM’s securities; the risk that the Business Combinations may not be completed by CCCM’s business combination deadline; the failure by the parties to satisfy the conditions to the consummation of the Business Combinations, including the approval of CCCM’s shareholders; failure to realize the anticipated benefits of the Business Combinations; the level of redemptions of the CCCM’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Class A ordinary shares of CCCM or the shares of Pubco Common Stock to be listed in connection with the Business Combinations; the insufficiency of the third-party fairness opinion for the board of directors of CCCM in determining whether or not to pursue the Business Combinations; the failure of Pubco to obtain or maintain the listing of its securities on any securities exchange after the closing of the Business Combinations; risks associated with CCCM, ProCap and Pubco’s ability to consummate the Business Combinations timely or at all, including in connection with potential regulatory delays or impediments, changes in bitcoin prices or for other reasons; costs related to the Business Combinations and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to Pubco’s anticipated operations and business, including the highly volatile nature of the price of bitcoin; the risk that Pubco’s stock price will be highly correlated to the price of bitcoin and the price of bitcoin may decrease between the signing of the definitive documents for the Business Combinations and the closing of the Business Combinations or at any time after the closing of the Business Combinations; asset security and risks associated with CCCM, ProCap and Pubco’s ability to consummate the Business Combinations timely or at all, including in connection with potential regulatory delays or impediments, changes in bitcoin prices or for other reasons; risks related to increased competition in the industries in which Pubco will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding bitcoin; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks related to the ability of ProCap and Pubco to execute their business plans; the risks that launching and growing Pubco’s bitcoin treasury advisory and services in digital marketing and strategy could be difficult; challenges in implementing Pubco’s business plan due to operational challenges, significant competition and regulation; risks associated with the possibility of Pubco being considered to be a “shell company” by any stock exchange on which Pubco Common Stock will be listed or by the SEC, which may impact Pubco’s ability to list Pubco Common Stock and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities, which could impact materially the time, cost and ability of Pubco to raise capital after the closing of the Business Combinations; the outcome of any potential legal proceedings that may be instituted against Pubco, ProCap, CCCM or others in connection with or following announcement of the Business Combinations, and those risk factors discussed in documents that Pubco and/or CCCM filed, or that will be filed, with the SEC, including as are set forth in the Registration Statement to be filed with the SEC in connection with the Business Combinations.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the IPO Prospectus, CCCM’s Quarterly Reports on Form 10-Q and CCCM’s Annual Reports on Form 10-K that have been or will be filed by CCCM from time to time, the Registration Statement and Proxy Statement filed by Pubco and CCCM, and other documents that have been or will be filed by CCCM and Pubco from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither CCCM nor Pubco presently know or that CCCM and Pubco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and each of CCCM, ProCap, and Pubco assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither CCCM, ProCap, nor Pubco gives any assurance that any of CCCM, ProCap or Pubco will achieve their respective expectations. The inclusion of any statement in this Current Report on Form 8-K does not constitute an admission by CCCM, ProCap or Pubco or any other person that the events or circumstances described in such statement are material.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Sponsor Earnout Agreement, by and among CCCM, ProCap, Pubco and Sponsor.
10.2	Seller Earnout Agreement, by and among CCCM, ProCap, Pubco and Seller.
99.1	Press Release, dated December 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbus Circle Capital Corp I

By:	/s/ Gary Quin
Name:	Gary Quin
Title:	Chief Executive Officer

Dated: December 5, 2025